                           LIMITED POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Brian E. Powers as the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a director, five-percent-owner or ten-percent-owner of Invacare
Corporation (the "Company"), from time to time the following U.S. Securities and
Exchange Commission ("SEC") forms: (i) Form 3, Initial Statement of Beneficial
Ownership of Securities, including any attached documents; (ii) Form 4,
Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iii) Form 5, Annual Statement of Beneficial Ownership of
Securities in accordance with Section 16(a) of the Securities Exchange Act of
1934, as amended (the "Exchange Act"), and the rules thereunder, including any attached documents; (iv) Schedules 13D and 13G; and (v) amendments of each thereof, in accordance with the Exchange Act and the rules thereunder, including any attached documents;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5, Schedule 13D or 13G, or any amendment(s) thereto and timely file such form(s) with the SEC and any securities exchange, national association or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     Additionally, the undersigned hereby constitutes and appoints Anthony C.
LaPlaca as the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a director of the Company, from time to time the following SEC forms: (i) Form 3, Initial Statement of Beneficial Ownership of Securities,
including any attached documents; (ii) Form 4, Statement of Changes in
Beneficial Ownership of Securities, including any attached documents; (iii) Form
5, Annual Statement of Beneficial Ownership of Securities in accordance with
Section 16(a) of the Exchange Act, and the rules thereunder, including any attached documents; and (iv) amendments of each thereof, in accordance with the
Exchange Act and the rules thereunder, including any attached documents;

     (2) do and perform any and all acts for and on behalf of the undersigned as a director of the Company which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or any amendment(s) thereto and timely file such form(s) with the SEC and any securities exchange, national association or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact, acting singly, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or Regulation 13D-G of the Exchange Act, as applicable.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file the forms with respect to the undersigned's holdings of and transactions in securities issued by the Company for which the respective attorneys-in-fact are appointed, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-
fact. This Power of Attorney supersedes any prior power of attorney in connection with the undersigned's capacity as a director, five-percent-owner or ten-percent-owner of the Company. This Power of Attorney shall expire as to
Brian E. Powers if he ceases to be an employee or affiliate of Crawford United
Corporation and as to Anthony C. LaPlaca if he ceases to be an employee or affiliate of the Company.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 24, 2022.

                                        /s/ Edward F. Crawford
                                        ----------------------------------------
                                        Edward F. Crawford